AMENDMENT NO. 2 TO THE FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 2 TO THE FOURTH AMENDED AND RESTATED LOAN
AND SECURITY AGREEMENT, dated as of March 31, 2014 (this “Amendment”), is made by DriveTime Automotive Group, Inc. (“DriveTime”), a Delaware corporation, DriveTime Sales and Finance Company, LLC (“DriveTime Sales”), an Arizona limited liability company, DriveTime Car Sales Company, LLC (“Car Sales”), an Arizona limited liability company, DriveTime Ohio Company, LLC (“DriveTime Ohio”), an Arizona limited liability company, Carvana, LLC (“Carvana”), an Arizona limited liability company, and Driver’s Seat, LLC, a Delaware limited liability company (“Driver’s Seat”) (each a “Borrower” and collectively the “Borrowers”), and Wells Fargo Bank, N.A., a national banking association (together with its successors and assigns, “WFBNA”), as the agent (the “Agent”) for Lender (as hereinafter defined) and as the lender (“Lender”).

RECITALS

A.The Borrowers and WFBNA, as Agent and Lender, entered into the Fourth Amended and Restated Loan and Security Agreement, dated October 28, 2011 (as amended, restated, extended, supplemented, or otherwise modified in writing from time to time, the “Loan Agreement”).

B.WFBNA is currently the sole Lender pursuant to that certain Assignment, Consent and Agreement dated as of December 19, 2013 by and among WFBNA, as Agent and as a lender, NextGear Capital, Inc. (f/k/a Dealer Services Corporation, successor by merger with Manheim Automotive Financial Services, Inc.), as a lender, Santander Consumer USA Inc., as a lender, and DriveTime, DriveTime Sales, Car Sales, DriveTime Ohio, Carvana, Driver’s Seat, DTAC, DTCC and DT Jet Leasing, LLC, as obligors.

B.The Borrowers and Lender have agreed to modify certain terms of the Loan Agreement.

NOW, THEREFORE, in consideration of the foregoing Recitals and the terms, covenants, and conditions of this Amendment, the receipt of which and sufficiency of which are hereby acknowledged, the Borrowers and WFBNA, as Agent and Lender, agree as follows:

1.Acknowledgement of Balance. Each Borrower acknowledges that the most recent Commercial Loan Invoices sent to Borrowers with respect to the Obligations under each Note is correct.

2.Defined Terms. Capitalized terms used herein and not otherwise defined in this Amendment have the same meaning or meanings given to them in the Loan Agreement.

3.	Amendments.

a.Section 1.1 of the Loan Agreement is hereby amended as follows:

(i)The following new definition of “Adjusted Debt” is hereby added thereto:

“Adjusted Debt: as of any Quarterly Measurement Date with respect to the DT Entities On A Consolidated Basis, (a) Total Liabilities as reported on the Compliance Certificate for such quarter, with Total Liabilities determined in the manner consistent with the determination of Total Liabilities for the most recent DT

Financial Report (‘Total Liabilities’), minus (b) the sum of (i) all Deferred Revenue as reported on the Compliance Certificate for such quarter, with Deferred Revenue determined in the manner consistent with the determination of Deferred Revenue for the most recent DT Financial Report (‘Deferred Revenue’), and (ii) all Investments Held in Trust and as reported on the Compliance Certificate for such quarter, with Investments Held in Trust and Restricted Cash (excluding, to the extent included therein, Restricted Cash and Investments Held in Trust related to insurance products or subsidiaries) in the manner consistent with the determination of Investments Held in Trust and certain Restricted Cash (excluding, to the extent included therein, Restricted Cash and Investments Held in Trust related to insurance products or subsidiaries) for the most recent DT Financial Report.”

(ii)The definition of “Applicable Margin” is hereby deleted in its entirety and the following new definition of “Applicable Margin” is hereby substituted in lieu thereof:

“Applicable Margin: 3.25% per annum.”

(iii)The following new definition of “DT Financial Report” is hereby added thereto:

“DT Financial Report: Annual Report on Form 10-K made by DriveTime with the Securities and Exchange Commission pursuant to the Securities and Exchange Act of 1934.”

(iv)The definition of “Eligible Vehicle” is hereby deleted in its entirety and the following new definition of “Eligible Vehicle” is hereby substituted in lieu thereof:

“Eligible Vehicle: a Motor Vehicle (a) that a Borrower has purchased for at least Four Thousand, Five Hundred Dollars ($4,500.00); (b) which has been in a Borrower’s possession for no more than one hundred and eighty
(180) days from the date of purchase; (c) which has not been repossessed by a Borrower (unless subsequently re-purchased at auction or otherwise or purchased from a Person included within the definition of DTCG at a commercially reasonable sale by auction or otherwise after repossession);
(d) which Borrower has not acquired via trade-in; (e) for which such Borrower holds in its possession the title and purchase documentation;
provided, however, that if all other criteria for Eligible Vehicles are met, Motor Vehicles may be held in such Borrower’s possession without title documentation so long as Borrower, upon request of Agent, provides evidence satisfactory to Agent that payment by a DT Entity has been made for such Motor Vehicles; (f) is not subject to any Lien, encumbrance or security interest of any kind other than the interest of the Lenders as granted hereunder or Permitted Liens or as otherwise agreed to by the Required Lenders in writing; and (g) which has not been purchased by a Borrower for the use of its employees.”

(v)The definition of “Eligible Vehicle Advance Value” is hereby deleted in its entirety and the following new definition of “Eligible Vehicle Advance Value” is hereby substituted in lieu thereof:

“Eligible Vehicle Advance Value: (a) for each Eligible Vehicle in the Borrowers’ inventory which has been in a Borrower’s possession for no more than one hundred and fifty (150) days from the date of purchase, an amount equal to the sum of (i) seventy-five percent (75%) of the Purchase Price, (ii) seventy-five percent (75%) of the itemized Buyer’s Fee, (iii) seventy-five (75%) of the Transportation Costs, and (iv) seventy-five percent (75%) of the reconditioning parts and repair parts cost, and (b) for each Eligible Vehicle in the Borrowers’ inventory which has been in a Borrower’s possession between one hundred and fifty-one (151) days and one hundred and eighty (180) days from the date of purchase, an amount equal to the sum of (i) sixty percent (60%) of the Purchase Price, (ii) sixty percent (60%) of the itemized Buyer’s Fee, (iii) sixty percent (60%) of the Transportation Costs, and (iv) sixty percent (60%) of the reconditioning parts and repair parts cost.”

(vi)The definition of “Guarantor” is hereby amended by deleting the reference therein to “GFC Lending, LLC (f/k/a Go Financial Company, LLC)”.

(vii)The definition of “Lender” is hereby deleted in its entirety and the following new definition of “Lender” is hereby substituted in lieu thereof:

“Lender: each of (a) Wells Fargo Bank, N.A., a national banking association, and (b) any other Person now or hereafter making loans to Borrowers under this Agreement.”

(viii)The definition of “Leverage Ratio” is hereby deleted in its entirety.

(ix)	The following new definition of “MAFS” is hereby added thereto:

“MAFS: NextGear Capital, Inc. (f/k/a Dealer Services Corporation, successor by merger with Manheim Automotive Financial Services, Inc.).”

(x)The following new definition of “Maximum Adjusted Debt to Net Worth Ratio” is hereby added thereto:

“Maximum Adjusted Debt to Net Worth Ratio: as of any Quarterly Measurement Date, the ratio computed by dividing (a) Adjusted Debt as of such date by (b) Net Worth on such date.”

(xi)The following new definition of “Maximum Non-Consumer Receivable Adjusted Debt to Net Worth Ratio” is hereby added thereto:

“Maximum Non-Consumer Receivable Adjusted Debt to Net Worth Ratio: as of any Quarterly Measurement Date, the ratio computed by dividing (a) Non-Consumer Receivable Adjusted Debt as of such date by
(b) Net Worth on such date.”

(xii)The definition of “Net Equity” is hereby deleted in its entirety and the following new definition of “Net Equity” is hereby substituted in lieu thereof:

“Net Equity: the excess of the book value of the assets of the DT Entities On A Consolidated Basis over the book value of the liabilities of the DT Entities On A

Consolidated Basis (excluding the aggregate amount of Approved Indebtedness at such time) in each case determined in accordance with GAAP.”

(xiii)The following new definition of “Non-Consumer Receivable Adjusted Debt” is hereby added thereto:

“Non-Consumer Receivable Adjusted Debt: as of any Quarterly Measurement Date with respect to the DT Entities On A Consolidated Basis, (a) Total Liabilities, minus (b) the sum of (i) Deferred Revenue, (ii) all Portfolio Term Financings as reported on the Compliance Certificate for such quarter, with Portfolio Term Financings determined in the manner consistent with the determination of Portfolio Term Financings, including, without limitation, to the extent reported as part thereof, Securitizations, Term Residual Facilities, Bank Term Financings, and other term financing facilities, in each case, for the most recent DT Financial Report, and (iii) all Portfolio Warehouse Facilities as reported on the Compliance Certificate for such quarter, with Portfolio Warehouse Facilities determined in the manner consistent with the determination of Portfolio Warehouse Facilities and other revolving financing facilities to the extent included within the calculation of Portfolio Warehouse Facilities, in each case, for the most recent DT Financial Report.”

(xiv)The following new definition of “SCUSA” is hereby added thereto:

“SCUSA: Santander Consumer USA Inc.”
b.Section 10.6(a) of the Loan Agreement is hereby deleted in its entirety and the following new Section 10.6(a) is hereby substituted in lieu thereof:

“(a) The Maximum Adjusted Debt to Net Worth Ratio, as of any Quarterly Measurement Date, shall be not greater than 5.0 to 1.0.”

c.The Loan Agreement is hereby amended by adding the following new Section 10.6(d) thereto:

“(d) The Maximum Non-Consumer Receivables Adjusted Debt to Net Worth Ratio, as of any Quarterly Measurement Date, shall be not greater than 2.0 to 1.0.”

4.Representations and Warranties. Each Borrower represents and warrants to the Lender that:

a.Each Borrower hereby reaffirms all representations and warranties made by such entity in the Loan Agreement and agrees that all such representations and warranties are deemed to have been remade as of the date hereof and are true and correct in all respects as of such date, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct in all respects as of such earlier date.

b.This Amendment (i) has been duly and validly authorized, executed and delivered by each Borrower and (ii) constitutes the legal, valid and binding obligations of each Borrower, and is enforceable against each Borrower in accordance with its terms.

c.After giving effect to this Amendment, no Pre-Default Event or Event of Default has occurred and is continuing.

5.Reimbursement.    The Borrowers agree to pay or reimburse the Agent and Lender for all costs and expenses (including, without limitation, legal fees and disbursements) incurred by Agent and Lender in connection with the preparation, negotiation, execution, delivery and enforcement of this Amendment.

6.Collateral. Each Borrower acknowledges and confirms that there have been no changes in the ownership of any Collateral since the Collateral was originally pledged; each Borrower acknowledges and confirms that the Lender has existing, valid first priority security interests and liens in the Collateral; and that such security interests and liens shall secure Borrowers’ Obligations, including any modification of the Notes or Loan Agreement, if any, and all future modifications, extensions, renewals and/or replacements of the Loan Documents.

7.Survival of Other Provisions. Unless specifically amended herein, all of the other covenants, agreements, representations, warranties, promises or other terms and conditions of the Loan Agreement shall remain in full force and effect without any change whatsoever.

8.Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

9.Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns, and nothing herein is intended, or shall be construed to give, any other Person any right, remedy or claim under, to or in respect of this Amendment.

10.Amendment and Waiver. No amendment of this Amendment, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in a writing and signed by the parties hereto.

11.Governing Law.    This Amendment shall be construed in accordance with and governed by the law of the State of New York, except as otherwise required by mandatory provisions of law and except to the extent that remedies provided by the laws of any jurisdiction other than the State of New York are governed by the laws of such jurisdiction.

12.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, this Amendment No. 2 is executed as of the date first above written.

WELLS FARGO BANK, N.A., as Agent and Lender

By: /s/ Chad McNeill
Name: Chad McNeill
Title: Vice President

DRIVETIME AUTOMOTIVE GROUP, INC.

By: /s/ Jon Ehlinger
Name: Jon Ehlinger
Title: Secretary

DRIVETIME CAR SALES COMPANY, LLC

By: /s/ Jon Ehlinger
Name: Jon Ehlinger
Title: Secretary

DRIVETIME SALES AND FINANCE COMPANY, LLC

By: /s/ Jon Ehlinger
Name: Jon Ehlinger
Title: Secretary

DRIVETIME OHIO COMPANY, LLC

By: /s/ Jon Ehlinger
Name: Jon Ehlinger
Title: Secretary

CARVANA, LLC

By: /s/ Jon Ehlinger
Name: Jon Ehlinger
Title: Secretary

DRIVER’S SEAT, LLC

By: _/s/ Jon Ehlinger
Name: Jon Ehlinger
Title: Secretary